UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2016

TRIUMPH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210		19312
Berwyn, Pennsylvania		(Zip Code)
(Address of principal executive offices)

(610) 251-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 28, 2016, Triumph Group, Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2016, and conducted a conference call to further discuss the financial results.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On the conference call, in addition to reviewing the information contained in the press release, the executive officers also provided the following financial information:

•
For the fiscal quarter ended June 30, 2016, sales mix was as follows: commercial was 58% (compared to 56% in the prior year period), military was 22% (same as the prior year period), business jets were 17% (compared to 18% in the prior year period), regional jets were 2% (same as the prior year period) and non-aviation was 2% (same as the prior year period).

•	The top ten programs represented in the Integrated Systems backlog were the A320/321, 737, 787, V-22, Sikorsky UH60, A380, CH-47, 777, C-130 and Bell Helicopter 429 programs, respectively.

•
The top ten programs represented in the Aerospace Structures backlog were the Gulfstream, 767/Tanker, A330/340, 747, Bombardier Global 7000/8000, 777, V-22, C-17, NG Global Hawk and 737 programs, respectively.

•	The top ten programs represented in the Precision Components backlog were the 777, 787, A350, 737, 767/Tanker, V-22, Sikorsky UH60, F-15, NG Global Hawk and Bell Helicopter AH1 programs, respectively.

•	For the fiscal quarter ended June 30, 2016, The Boeing Company (commercial, military and space) accounted for 37.8% of net sales and Gulfstream accounted for 12.0% of net sales.

•
Same store sales for the fiscal quarter ended June 30, 2016 decreased 8% over the prior year period.  Integrated Systems same store sales for the fiscal quarter ended June 30, 2016 were $246.7 million, a decrease of 5% over the prior year period.  Aerospace Structures same store sales for the fiscal quarter ended June 30, 2016 were $331.6 million, a decrease of 16% over the prior year period. Precision Components same store sales for the fiscal quarter ended June 30, 2016 were $254.6 million, a decrease of 4% over the prior year period. Product Support same store sales for the fiscal quarter ended June 30, 2016 were $84.2 million, an increase of 13% over the prior year period.

•
For the fiscal quarter ended June 30, 2016, OEM sales represented 82% of net sales (compared to 84% in the prior year period), Aftermarket sales represented 16% of net sales (compared to 14% in the prior year period), and Other represented 2% of net sales (same as the prior year period).

•	Export sales for the fiscal quarter ended June 30, 2016 were $180.8 million, a decrease of 5% over the prior year period.

•	Aftermarket sales represented 19.1% of revenue in Integrated Systems for the fiscal quarter ended June 30, 2016, compared to 19.3% in the prior year period.

The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated July 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 28, 2016	TRIUMPH GROUP, INC.

		By:	/s/ Thomas A. Quigley, III
Thomas A. Quigley, III
Vice President and Controller

TRIUMPH GROUP, INC.
CURRENT REPORT ON FORM 8-K
EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 28, 2016